UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 11, 2013
(December 11, 2013)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As has been previously reported, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of PNM Resources, Inc., leases interests in Unit 1 of the Palo Verde Nuclear Generating Station (“PVNGS”) under arrangements entered into in 1985 and 1986 that are accounted for as operating leases. There are currently four separate Unit 1 leases with four different trusts whose beneficial owners are three different institutional investors (the “Unit 1 Leases”). The Unit 1 Leases expire at the end of the basic lease term, January 15, 2015, unless extended.

Each Unit 1 Lease provides that no later than three years prior to the expiration of the lease, PNM must give notice to the lessor if it wishes to “retain” the leased assets (but without specifying whether it would purchase the leased assets or extend the lease) or “return” the leased assets to the lessor. Furthermore, each lease provides that, if PNM gives notice to “retain” the leased assets, PNM must give notice as to which of the purchase or renewal options it will exercise no later than two years prior to the expiration of the lease.

On January 6, 2012, in accordance with the notice provisions under the Unit 1 Leases, PNM notified each of the lessors that it would “retain” the assets leased under that lease upon expiration of the basic lease term on January 15, 2015, and, on January 9, 2013, in accordance with the notice provisions, PNM notified each of the lessors of the Unit 1 Leases that it would extend each Unit 1 Lease for the “Maximum Option Period” provided in each lease. The fixed rentals during the lease extensions represent 50% of the rental amounts during the original terms of the leases. PNM will have the option to purchase the leased assets at fair market value at the end of the extended lease terms.

PNM and Citicorp Buffalo Basin, Inc., the current Owner Participant of a 1.36% undivided ownership interest in PVNGS Unit 1 and a 0.4533330% undivided ownership interest in certain PVNGS common facilities, reached an agreement as to the terms and conditions of the lease amendment that would implement the extension of the term of the lease through the agreed upon Maximum Option Period, January 15, 2023, and would provide for certain casualty values during the extended lease term in accordance with the lease terms. Amendment No. 4 to the Facility Lease dated December 16, 1985, as heretofore amended, between U.S. Bank National Association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Citicorp Buffalo Basin, Inc., Lessor, and PNM, Lessee, was signed on December 11, 2013.

PNM and Daimler Capital Services LLC, the current Owner Participant of a 3.74% undivided ownership interest in PVNGS Unit 1 and a 1.2466670% undivided ownership interest in certain PVNGS common facilities, reached an agreement as to the terms and conditions of the lease amendment that would implement the extension of the term of the lease through the agreed upon Maximum Option Period, January 15, 2013, and would provide for certain casualty values during the extended lease term in accordance with the lease terms. Amendment No. 4 to the Facility Lease dated December 16, 1985, as heretofore amended, between U.S. Bank National Association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Daimler Capital Services LLC, Lessor, and PNM, Lessee, was signed on December 11, 2013.

PNM and Palo Verde 1 - PNM August 50 Corporation, the current Owner Participant of a 1.133333% undivided ownership interest in PVNGS Unit 1 and a 0.3777770% undivided ownership interest in certain PVNGS common facilities, reached an agreement as to the terms and conditions of the lease amendment that would implement the extension of the term of the lease through the agreed upon Maximum Option Period, January 15, 2023, and would provide for certain casualty values during the extended lease term in accordance with the lease terms. Amendment No. 4 to the Facility Lease dated July 31, 1986, as heretofore amended, between U.S. Bank National Association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of July 31, 1986, with Palo Verde 1 - PNM August 50 Corporation, Lessor, and PNM, Lessee, was signed on December 11, 2013.

PNM and Palo Verde 1 - PNM December 75 Corporation, the current Owner Participant of a 1.70% undivided ownership interest in PVNGS Unit 1 and a 0.5666670% undivided ownership interest in certain PVNGS common facilities, reached an agreement as to the terms and conditions of the lease amendment that would implement the extension of the term of the lease through the agreed upon Maximum Option Period, January 15, 2023, and would provide for certain casualty values during the extended lease term in accordance with the lease terms. Amendment No. 2 to the Facility Lease dated December 15, 1986, as heretofore amended, between U.S. Bank National Association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 15, 1986, with Palo Verde 1 - PNM December 75 Corporation, Lessor, and PNM, Lessee, was signed on December 11, 2013.

The current total semiannual lease payments for all the Unit 1 Leases are approximately $16.5 million, which would be reduced to approximately $8.25 million for the total semiannual lease payments during the Maximum Option Period. The PVNGS Capital Trust, which is consolidated by PNM, previously purchased and now holds the lessor notes that were issued by the lessors in conjunction with the Unit 1 Leases. A portion of the current lease payments for the Unit 1 Leases is returned in cash to PNM from the PVNGS Capital Trust with funds from the principal and interest payments on these lessor notes. These lessor notes, which currently have an outstanding aggregate principal amount of $15.2 million, will be fully paid at the end of the basic lease term on January 15, 2015. In addition, a portion of the Unit 1 lease payments is remitted to PNM and the other owner of the PVNGS Capital Trust as a return on and return of their investment in the trust, which payments will cease with respect to the Unit 1 Leases when the lessor notes are fully paid. Accordingly, these lessor notes and such payments related to the PVNGS Capital Trust will have no cash flow or earnings impact to PNM after January 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: December 11, 2013	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)